UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

PROFESSIONAL DIVERSITY NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 614-0950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	IPDN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 30, 2025, Professional Diversity Network, Inc. (the “Company”), entered into a warrant exchange agreement (the “Exchange Agreement”) with certain holder (the “Holder”) of 250,000 Series A warrants (the “Series A Warrants”), each to purchase one share of common stock, par value $0.01 per share (the “Common Stock”) of the Company, and 250,000 Class B warrants (the “Series B Warrants”, and collectively with the Series A Warrants, the “Warrants”), each to purchase one share of Common Stock of the Company at an exercise price of $6.80 per share. The Warrants were issued on November 20, 2024 to the Holder in connection with a registered direct offering and concurrent private placement of warrants which closed on November 20, 2024.

Pursuant to the Exchange Agreement, the Holder agreed to surrender 500,000 Warrants for cancellation and the Company agreed, in exchange, to issue an aggregate of 333,333 shares of Common Stock to the Holder (the “Exchange Shares”).

The Exchange Shares were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 3(a)(9) of the Securities Act.

The foregoing description of the Exchange Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of such document, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

Information regarding the Exchange Shares disclosed in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                   Description

10.1         Form of Warrant Exchange Agreement
104          Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Diversity Network, Inc.

Date: July 1, 2025	/s/ Adam He
Adam He, Chief Executive Officer